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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 5, 2001
                                                   -----------------------------


                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-29739                  11-3239091
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)


     575 Eighth Avenue, 11th Floor, New York, New York           10018
--------------------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------


                                 Not applicable.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5:  Other Events.

On November 5, 2001, Register.com, Inc. (the "Registrant") issued a press release announcing a stock repurchase program. A copy of the press release issued by the Registrant on November 5, 2001 concerning the program is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1     Press Release dated November 5, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Register.com has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     REGISTER.COM, INC.
                                           -------------------------------------
                                                       (Registrant)

         November 6, 2001                           /s/ Jack S. Levy
-------------------------------------      -------------------------------------
               Date                            Jack S. Levy, General Counsel
                                                      and Secretary


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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Press Release dated November 5, 2001.